Exhibit 10.5

REAL PROPERTY

SUBORDINATION AGREEMENT

BORROWER		MORTGAGOR

MINNERGY, LLC		MINNERGY, LLC

Address		Address
8 N. FRONT ST. NW, PO BOX 86 EYOTA, MN 55934		8 N. FRONT ST. NW, PO BOX 86 EYOTA, MN 55934

TELEPHONE NO.	IDENTIFICATION NO.	TELEPHONE NO.	IDENTIFICATION NO.

CREDITOR: WINONA NATIONAL BANK

For valuable consideration, the receipt and sufficiency of which is acknowledged, Creditor and WINONA NATIONAL BANK (“Lender”) indicated above resolve the priority of their debts and Mortgages and agree as follows:

1. CREDITOR’S MORTGAGE. Creditor owns and holds a Note and related Mortgage, which Mortgage was recorded on 6/18/08 as Document Number A-1171054 ( or in Book                                  of                  at Page         ) in the office of the County Recorder of OLMSTED County, Minnesota, encumbering the following described real property and fixtures (the “Property”): SEE ATTACHED EXHIBIT ‘A’

Address of Real Property:	SEC 15, T106N, R12W EYOTA, MN 55934

2. LENDER’S MORTGAGE AND CONDITION PRECEDENT. Borrower has requested a $ 250,000.00 loan from Lender to be secured by a Mortgage on the Property from Mortgagor in favor of Lender; Lender is only willing to make the loan on condition that Creditor’s Mortgage described in paragraph 1 be subordinated to the Mortgage to be executed in favor of Lender.

Lender’s Mortgage will also secure, without limitation, such additional sums as Lender may advance under the provisions as to future advances, additional sums for the purpose of curing any of Borrower’s defaults, interest on principal, and attorneys’ fees and costs incurred by Lender in any proceedings arising out of or in connection with Lender’s Mortgage, Including proceedings to enforce or foreclose it.

3. SUBORDINATION OF CREDITOR’S MORTGAGE. Creditor agrees that its Mortgage and all of Creditor’s rights thereunder shall at all times be inferior and subordinate to the Lender’s Mortgage and Lender’s rights in the Property.

4. PRIORITY OF SECURITY INTERESTS. The priority of the Mortgages belonging to Creditor and Lender in the Property will be governed by this Agreement and not by the time or order in which the Mortgages were created or perfected.

5. WAIVER OF LIMITATIONS. Creditor waives any obligation of Lender to provide Creditor with notice of additional advances or loans, notice of default, notice of acceleration of debt, notice of demand for payment or notice of repossession and the right of Creditor to require Lender to marshall any collateral. In addition, Lender may take or refrain from taking any action (including, but not limited to, making additional advances or loans) with respect to Borrower, any guarantor, or any collateral without notice to or the consent of Creditor and without affecting any of Lender’s rights under this Agreement.

6. DOCUMENTATION AND NON-INTERFERENCE. Creditor will not prevent, hinder or delay Lender from enforcing its Mortgage. Creditor will execute and deliver to Lender such additional documents or other instruments as the Lender may deem necessary to carry out this Agreement. The Creditor will not exercise any collection rights with respect to the Property, will not take possession of, sell or dispose of, or otherwise deal with, the Property, and will not exercise or enforce any right or remedy which may be available to the undersigned with respect to the Property upon default, without prior written consent of Lender, which shall not be unreasonably withheld.

7. TERMINATION. This Agreement will remain in full force and effect now and forever, despite the commencement of any federal or state bankruptcy, insolvency, receivership, liquidation or reorganization proceeding.

8. EFFECT ON BORROWER AND THIRD PARTIES. This Agreement will not affect the enforceability and priority of Creditor’s and Lender’s Mortgage on the Property and rights against the Borrower, Mortgagor, or any third party except as set forth herein.

9. REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that:

a.	Creditor has not assigned any of its rights or interest in the Property prior to the execution of this Agreement. Creditor shall not assign or transfer to others any claim that Creditor has or may have in the Property while any indebtedness of Borrower to Lender remains unpaid without the express written consent of the Lender;

b.	Creditor has obtained all consents and approvals needed to execute and perform its obligations under this Agreement;

c.	Creditor’s execution and performance of its obligations under this Agreement will not violate any court order, administrative order or ruling, or agreement binding upon Creditor in any manner; and

d.	Creditor has conducted an independent investigation of Borrower’s business affairs and was not induced to lend money or extend other financial accommodations to Borrower or execute this Agreement by any oral or written representation by Lender.

10. ASSIGNMENT. Lender shall be entitled to assign its Mortgage and its rights and remedies described in this Agreement without notice to Creditor.

11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Creditor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

12. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

13. NOTICE. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate In writing from time to time.

14. APPLICABLE LAW. This Agreement shall be governed by the laws of the state in which the property is located. Creditor consents to the jurisdiction and venue of any court located in the state in which the property is located in the event of any legal proceeding under this Agreement.

15. ATTORNEYS’ FEES. Lender will be entitled to collect its attorneys’ fees, legal expenses, and other costs in the event of any litigation pertaining to this Agreement.

16. JOINT AND SEVERAL If there is more than one Creditor, their obligations shall be joint and several under this Agreement. Wherever the context requires, the singular form of any word shall include the plural.

17. INTEGRATION. This Agreement and any related documents represent the complete and integrated understanding between Creditor and Lender pertaining to the terms and conditions of this Agreement.

18. ADDITIONAL TERMS.

SEE ATTACHED EXHIBIT ‘B’ - GUARANTOR ACKNOWLEDGEMENT OF REAL PROPERTY

SUBORDINATION AGREEMENT

Creditor acknowledges that Creditor has read, understands, and agrees to the terms and conditions of this Agreement.

DATED: AUGUST 1, 2008
CREDITOR: WINONA NATIONAL BANK		CREDITOR:

BY:	/s/ Chad J. Anderson	By:
TITLE:	Chad J. Anderson, Business Banking Officer	TITLE:

LENDER:	WINONA NATIONAL BANK	CREDITOR:

BY:	/s/ Chad J. Anderson	By:
TITLE:	Chad J. Anderson, Business Banking Officer	TITLE:

State of	Minnesota

SS.
County of	Winona

This instrument was acknowledged before me on this 1st day of AUGUST, 2008 by CHAD J. ANDERSON as BUSINESS BANKING OFFICER

WITNESS MY HAND AND OFFICIAL SEAL

My Commission expires: JANUARY 31, 2011	/s/ Julianne M. Monson
Notary Public

SEAL	JULIANNE M. MONSON
Notary Public - Minnesota
My Comm. Expires Jan 31, 2011

State of	Minnesota

SS.
County of	Winona

This instrument was acknowledged before me on this 1st day of AUGUST, 2008 by CHAD J. ANDERSON as BUSINESS BANKING OFFICER

WITNESS MY HAND AND OFFICIAL SEAL

My Commission expires: JANUARY 31, 2011	/s/ Julianne M. Monson
Notary Public

SEAL	JULIANNE M. MONSON
Notary Public - Minnesota
My Comm. Expires Jan 31, 2011

State of
SS.
County of

This instrument was acknowledged before me on this                  day of                                  by                                               as                                                   of

WITNESS MY HAND AND OFFICIAL SEAL

My Commission expires:
Notary Public

Tax statements for the real property described in this instrument should be sent to:

This instrument was prepared by:

After recording return to Lender.

EXHIBIT ‘A’

PARCEL A:

That part of the NW1/4 of Sec. 15, T106N, R12W, Olmsted County, Minnesota, described as follows: Commencing at the SW corner of said NW1/4; thence Easterly on a Minnesota State Plane Grid Azimuth from North of 90°00’26” along the South line of said NW1/4 1314.59 feet to the point of beginning; thence continue Easterly 90°00’26”‘azimuth along said South line 270.07 feet; thence Northerly 359°38’36” azimuth 785.85 feet; thence Easterly 86°44’39” azimuth 28.19 feet; thence Northerly 01°14’28” azimuth 113.34 feet; thence Easterly 81°58’23” azimuth 46.98 feet; thence Northerly 00°08’02” azimuth 449.92 feet; thence Westerly 269°40’29” azimuth 617.34 feet; thence Southerly 180°08’36”azimuth 753.06 feet; thence Easterly 90°16’49” azimuth 268.02 feet; thence Southerly 179°14’55” azimuth 599.37 feet to the point of beginning. Together with a 20.00 foot wide access easement for ingress and egress over part of the NE1/4 NW1/4 of said Sec. 15, and part of the SE1/4 SW1/4 of Sec. 10, T106N, R12W, Olmsted County, Minnesota, which centerline is described as follows:

Commencing at the NW corner of said NW1/4; thence Easterly on a Minnesota State Plane Grid Azimuth from North of 89°54’08” along the North line of said NW1/4 1673.02 feet; thence Northerly 359°55’12” azimuth 268.88 feet to the Southerly right-of-way line of 19th Street SE and the point of beginning; thence Southerly 179°55112” azimuth 268.88 feet to the North, line of said NW1/4; thence Southerly 180°20’47” azimuth 1284.13 feet to the North property line of said tract and there terminating. Sidelines of said easement are to be lengthened or shortened to intersect with the Southerly right-of-way line of 19th Street SE and the North property line of said tract. (Described in Olmsted County real estate records as Parcel Number 62.15.24.073956).

PARCEL B:

Northwest Quarter of Section 15 (except Parcel ‘A’ as described above), and except that part sold to Chatfield Railroad Company, and all that part of the Southwest Quarter, Section 10, South of the Winona and St. Peter Railroad; all in. T1061N, R12W, Olmsted County, Minnesota. (Described in Olmsted County real estate records as Parcel Numbers 62.15.21.073955 and 62.10.33.032684).

EXHIBIT B

GUARANTOR ACKNOWLEDGEMENT OF REAL PROPERTY

SUBORDINATION AGREEMENT

The undersigned hereby acknowledge and consent to subordination of the $2,040,000 first mortgage (dated June 6, 2008 in favor of Winona National Bank and recorded as document number A-1171054 on June 18, 2008 in Olmsted County, Minnesota) to a $250,000 revolving line of credit referenced as note #71559.

/s/ David H. Arnold
David H. Arnold,
As individual and limited guarantor of MinnErgy, LLC

/s/ Daniel H. Arnold
Daniel H. Arnold,
As individual and limited guarantor of MinnErgy, LLC

/s/ Ron Scherbring
Ronald L. Scherbring,
As individual and limited guarantor of MinnErgy, LLC

/s/ Christopher L. Arnold
Christopher L. Arnold,
As individual and limited guarantor of MinnErgy, LLC

/s/ Bertha M. Koch
Bertha M. Koch,
As individual and limited guarantor of MinnErgy, LLC

/s/ Michael A. Daley
Michael A. Daley,
As individual and limited guarantor of MinnErgy, LLC

/s/ Daniel L. Florness
Daniel L. Florness,
As individual and limited guarantor of MinnErgy, LLC

/s/ Harland P. Knight
Harland P. Knight,
As individual and limited guarantor of MinnErgy, LLC

/s/ Richard J. Mikrut
Richard J. Mikrut,
As individual and limited guarantor of MinnErgy, LLC

/s/ Tony Wassinger
Tony Wassinger,
As individual and limited guarantor of MinnErgy, LLC

/s/ Glenn M. Lutteke
All American Co-op,
As a Cooperative entity and limited guarantor of MinnErgy, LLC
By Glenn M. Lutteke, General Manager